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                                                                    Exhibit 10.8



Fleet Bank                                                   Term Loan Agreement


For value received and in further consideration of the granting by Fleet Bank of Massachusetts, National Association ("Bank") to the undersigned ("Borrower") of a line of credit or of a loan or loans thereunder (all such loans, together with any existing loans from Bank to Borrower, being hereinafter collectively and separately referred to as the "Loan"), Borrower represents and warrants to and agrees with the Bank as follows ("Agreement"):

SECTION 1.  THE LOAN

      1.1 AMOUNT. Bank will lend to Borrower, and Borrower will borrow from Bank $750,000.00 with interest at Prime+1/2% per annum.

      1.2 EVIDENCE OF LOAN. At the option of Bank, the Loan and the terms of repayment thereof, including the rate of interest, may be evidenced by a note or notes, or by Bank's books and records.

      1.3 SECURITY AND/OR GUARANTY. The payment of the Loan may at any time or from time to time be secured and/or guaranteed wholly or partly separate and apart from this Agreement, but whether or not secured and/or guaranteed, all monies and other property at any time in the possession of Bank which Borrower either owns or has the permission of the owner thereof to pledge with or otherwise hypothecate to Bank, including, but not limited to, any deposits, balances of deposits or other sums at any time credited by or due from Bank, shall at all times be collateral security for all of the liabilities, obligations and undertakings of Borrower to Bank, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired including, but not limited to, the payment of the Loan.

SECTION 2. WARRANTIES AND REPRESENTATIONS. Borrower hereby represents and warrants to Bank (which representations and warranties will survive the making of the Loan) that:

      2.1 CORPORATE EXISTENCE. Borrower, if a corporation, is and will continue to be, a corporation duly incorporated and validly existing under the laws of the State of ________________ and duly licensed or qualified as a foreign corporation in all states wherein the nature of its property owned or business transacted by it makes such licensing or qualification necessary. Borrower has obtained all required permits, authorizations and licenses, without unusual restrictions or limitations, to conduct the




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            business in which Borrower is presently engaged, all of which are in full force and effect.

      2.2 CORPORATE AUTHORITY AND POWER. If Borrower is a corporation, the execution, delivery and performance of this Agreement, any note or security agreement or any other instrument or document at any time required in connections with the Loan are within the corporate powers of Borrower, and not in contravention of law, the Articles of Organization or By-Laws of Borrower or any amendment thereof, or of any indenture, agreement or undertaking to which Borrower is a party or may otherwise be bound, and each such instrument and document represents a valid and binding obligation of Borrower and is fully enforceable according to its terms. Borrower will, at the request of Bank at any time and from time to time, furnish Bank with the opinion of counsel for Borrower with respect to any or all of the foregoing or other matters, such opinion to be in substance and form satisfactory to Bank.

      2.3 FINANCIAL STATUS. All financial statements and other statements heretofore or hereafter given by Borrower to Bank in respect hereof are or will be true and correct, subject to any limitation stated therein, consistent with any prior statements furnished to Bank, and prepared in accordance with generally accounting principles to represent fairly the condition of Borrower at the date thereof.

      2.4 LITIGATION. There is not now pending or threatened against Borrower any action or other proceedings or any claim in which Borrower has any monetary or other proprietary interest nor do any of the executive or managing personnel of Borrower know of any facts which may give rise to any such litigation, proceeding or claim, except: ___________________________________________________________
            ___________________________________________________________________
            _______________

      2.5 SUBSIDIARIES AFFILIATES. If Borrower is a corporation it (a) owns 100% or N/A% of the issued stock of the following subsidiaries and/or affiliates:
            ___________________________________________________________________
            ___________________________________________________________________
            ______________________________ (b) such stock shall be free and clear of any pledges, liens, or other encumbrances.

      2.6 EVENTS OF DEFAULT. No event of default specified in Section 5.0 hereof, and no event which, with the lapse of time or notice, would become such an event of default, has occurred and is continuing.


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      2.7   TITLE TO PROPERTY. Borrower has good and marketable title to all property in which Borrower has given or has agreed to give a security interest to Bank and such property is or will be free of all encumbrances except: __________________________________________
            ___________________________________________________________________

      2.8 TAXES. Borrower has filed all tax returns required to be filed, has paid all taxes due thereon and has provided adequate reserves for payment of any tax which is being contested.

         SECTION 3. AFFIRMATIVE COVENANTS. Borrower agrees that until payment in full of the Loan and performance of all of its other obligations under this Agreement, Borrower will, unless Bank otherwise consents in writing, comply with the following:

      3.1 COMPENSATING BALANCES. Bank shall be Borrower's main bank of deposit and Borrower shall maintain average aggregate collected balances in its deposit account or accounts with Bank of not less that N/A per centum (_____%) of the outstanding unpaid balance of the Loans, such collected balances to be calculated net of any balances required to support demand deposit account activity costs. Balances shall be averaged _______________________________________________.

      3.2 COMMITMENT FEE. Subject to the terms of this agreement Bank commits itself until _______, 19___ to lend to Borrower at any time or from time to time a sum or sums in the aggregate amount of $N/A and Borrower agrees to pay to Bank monthly in arrears a fee for Bank's said commitment in the amount of ______ per centum (________%) of the unused portion thereof so long as the same be outstanding. Borrower shall also, in addition to requirements of Paragraph 3.1 above, maintain collected balances in its deposit account or accounts with Banks of not less than _______ per centum (________%) of the unused portion of said commitment. Repayments on account of the Loan shall not operate to increase the unused portion of said commitment, except in the case of Revolving Loans.

      3.3 FINANCIAL STATEMENTS. (a) Borrower will furnish to Bank quarterly statements prepared by Borrower within forty-five days of the close of each quarter, and within ninety days after the close of each fiscal year, an annual audit prepared by the equity method and certified by public accountants selected by Borrower and approved by Bank, together with a certificate by such accountants that at such audit date Borrower was acting in compliance with the terms of this Agreement. If Borrower is a


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            corporation, consolidated and consolidating statements shall be furnished for Borrower and all subsidiary corporations, (b) Borrower shall indicate on said statements all guarantees made by it and (c) Borrower will upon request permit a representative of Bank to inspect and make copies of Borrower's books and records at all reasonable times.

      3.4 INSURANCE. Borrower will maintain adequate fire insurance with extended coverage, public liability and other insurance as Bank may reasonably require as consistent with sound business practice and with companies satisfactory to Bank, which policies will show the Bank as a loss payee.

      3.5 TAXES AND OTHER LIENS. Borrower will comply with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it which, if unpaid, might become a lien or charge against Borrower or on its property, except liabilities being contested in good faith and against which if requested by Bank. Borrower will set up reserves satisfactory to Bank.

      3.6 MAINTENANCE OF EXISTENCE. If Borrower is a corporation, it will maintain its existence and comply with all applicable statutes, rules and regulations, and maintain its properties in good operating condition, and continue to conduct its business as presently conducted.

      3.7 NOTICE OF DEFAULT. Within three (3) business days of becoming aware of (a) the existence of any condition or event which constitutes a default under Section 5.0 hereof, or (b) the existence of any condition or event which with notice or the passage of time, will constitute a default under Section 5.0 hereof. Borrower will provide Bank with written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto.

      3.8 USE OF PROCEEDS. Borrower shall use the proceeds of the Loan hereunder for general commercial purposes, provided that no part of such proceeds will be used, for he purpose of purchasing or carrying any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

      3.9 FURTHER ASSURANCES. Borrower will execute and deliver to Bank any writings and do all things necessary, effectual or reasonably requested by Bank to carry into effect the provisions and intent of this Agreement.



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      SECTION 4. NEGATIVE COVENANTS. Without the prior written approval of Bank,
Borrower will not:

      4.1 CONSOLIDATION, MERGER OR ACQUISITION. Participate in any merger or consolidation or alter or amend the capital structure of Borrower including, but not limited to, the issuance of additional stock, or make any acquisition of the business of another.

      4.2 DIVIDENDS. Pay any dividends, including stock dividends, or make any distributions, in case or otherwise, including splits of any kind, to any officer, stockholder or beneficial owner of Borrower other than salaries.

      4.3 ENCUMBRANCES. Mortgage, pledge or otherwise encumber any property of Borrower or permit any lien to exist thereon except liens (i) for taxes not delinquent or being contested in good faith; (ii) of mechanics or materialmen in respect of obligations not overdue or being contested in good faith; (iii) resulting form security deposits made in the ordinary course of business; and (iv) in favor of Bank.

      4.4 INVESTMENTS. Invest any assets of Borrower in securities other than obligations of the United States of America.

      4.5 DISPOSITION OF ASSETS, GUARANTEES, LOANS, ADVANCES. Sell, transfer or assign any assets of Borrower other than in the ordinary course of business or, except as hereinafter specifically permitted, (i) sell or transfer or assign any of Borrower's accounts receivable with or without recourse, (ii) guarantee or become surety for the obligations of any person, firm or corporation, or (iii) make any loans or advances except _________________________________________.

      4.6 WORKING CAPITAL. Permit its inventory to exceed ________% of its Current Assets; permit its net Working Capital (excess of Current Assets over Current Liabilities) to be less than $N/A for the current fiscal year and for each subsequent fiscal year to be less than the amount for the prior fiscal year plus ______% of Borrower's net income earned for the prior plus __________% of Borrower's net income earned for the prior year, after provision for taxes, provided that there shall be no reduction in the required working capital for losses; or permit its Current Assets to be less than _______% of its Current Liabilities, Current Assets and Current Liabilities to be computed in accordance with customary accounting practice except that Current Liabilities shall in any event include all rentals and other payments due within one year under any lease or rental of personal property.


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      4.7   LIABILITIES. Permit its total short and long term liabilities including borrowings to exceed _______% of Borrower's tangible net worth, said percentage to decrease N/A % per year for the term of the Loan.

      4.8 FIXED ASSETS. Make, or incur any obligation to make, any expenditures in any fiscal year for fixed assets by purchase or lease agreement the aggregate fair market value of which assets are in excess of $ N/A .

      4.9 COMPENSATION. If Borrower is a corporation, pay to its officers and directors aggregate compensation in any fiscal year which exceeds $N/A.

      4.10 EMPLOYMENT RETIREMENT INVESTMENT SECURITY ACT OF 1974 AS AMENDED ("ERISA"). PERMIT ANY PENSION PLAN TO: (a) engage in any "prohibited transaction"; (b) fail to report to Bank a "reportable event"; (c) incur any "accumulated funding deficiency"; or (d) terminate its existence at any time in a manner which could result in the imposition of a lien on the property of the Borrower. (The quote terms are defined in Sections 2003(c), 302 and 4003, respectively, of ERISA.

      SECTION 5. DEFAULTS. If any one or more of the following "Events of Default" shall occur at any time, Bank shall have the right to declare any or all liabilities or obligations of Borrower to Bank immediately due and payable without notice or demand:

      5.1 Any warranty, representation or statement made or furnished to Bank by or on behalf of Borrower or any guarantor or surety for Borrower was in any material respect false when made or furnished;

      5.2 A failure to pay or perform when due any obligation, liability or covenant of Borrower or of any guarantor or surety for Borrower, under this loan agreement or any other indebtedness or obligation for borrowed money, or if such indebtedness or obligation shall be accelerated, or if there exists any event of default under any such instrument, document or agreement evidencing or securing such indebtedness or obligation, including, but not limited to, failure to perform the terms of this Agreement or of the note or notes evidencing the Loan;

      5.3 The commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower, the appointment of a trustee, receiver or custodian and, if any such proceeding is involuntary such proceeding has not been dismissed and all trustees, receivers, or custodians discharged within 30 days of its commencement or their



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            appointment;

      5.4 The service upon Bank of writ in which Bank is named as trustee or Borrower or any guarantor or surety for Borrower;

      5.5 If Borrower or any guarantor or surety for Borrower is a corporation, trust or partnership, the liquidation, termination or dissolution any such organization or its ceasing to carry on actively its present business;

      5.6 The death of Borrower or any guarantors or surety for Borrower, and if Borrower or any guarantor or surety for Borrower is a partnership, the death of any partner; or

      5.7 A judgment or judgments for the payment of money aggregating in excess of $100,000.00 is outstanding against Borrower or any guarantor or surety for Borrower and any one of such judgments has been outstanding for more than thirty (30) days from the date of its entry and has not been discharged in full or stayed.

      SECTION 6. MISCELLANEOUS

      6.1 OTHER AGREEMENTS. This Agreement is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings or Borrower hereunder unless such other agreement specifically refers to this Agreement and expressly so provides. This Agreement and the covenants and agreements herein contained shall continue in full force and effect and shall be applicable not only with respect to the Loan, but also to all other obligations, liabilities and undertakings of Borrower to Bank whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, until all such obligations, liabilities and undertakings have been paid or otherwise satisfied in full.

      6.2 WAIVERS. No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.



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      6.3   EXPENSES. Borrower will pay or reimburse Bank for all reasonable expenses, including attorneys' fees, which Bank may in any way incur in connection with this agreement or any other agreement between Borrower and Bank or with any Loan or which result from any claim or action by any third person against Bank which would not have been asserted were it not for Bank's relationship with Borrower hereunder or otherwise.

      6.4 NOTICES. All notices and other communications hereunder shall be in writing, except as otherwise provided in this Agreement, and shall be hand delivered or mailed by first-class mail, postage prepared (in which event notice shall be deemed to have been given when so delivered or deposited in the mail), addressed (a) if to Borrower, to ONE BURLINGTON WOODS, SUITE 200, BURLINGTON, MA 01803 and (b) if to Bank, to 75 State Street, Boston, Massachusetts 02109, Attention THOMAS W. DAVIES. The address of any party hereto for such demands, notices and other communications may be changed by giving notice in writing at any time to the other party hereto.

      6.5 MASSACHUSETTS LAW. This Agreement is intended to take effect as a sealed instrument and shall be governed by and construed according to the laws of the Commonwealth of Massachusetts.

      6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Borrower's legal representatives, successors and assigns and will inure to the benefit of Bank's successors and assigns.

      6.7 ADDITIONAL PROVISIONS. Borrower furthermore agrees to the following additional provisions: THE TERMS AND CONDITIONS CONTAINED IN THE LETTER AGREEMENT OF EVEN DATE ARE INCORPORATED HEREIN.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed under seal this _____________ day of ________________________,
19___, at Boston, Massachusetts.



                                             /s/ Craig Dynes
                                             ---------------------------------
                                             (Name of Borrower)



                                             By
                                                ------------------------------
                                                Hereunto duly authorized
                                                Title:




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ATTEST:


/s/ Mary T. Curry                            By
------------------------------                  ------------------------------
                                                Hereunto duly authorized
                                                Title:



                                             Fleet National Bank


                                             By
                                                ------------------------------
                                                Hereunto duly authorized
                                                Title:





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FLEET BANK                                           COMMERCIAL PROMISSORY NOTE
--------------------------------------------------------------------------------


_________________, Massachusetts                                August 11, 1997


      FOR VALUE RECEIVED, I, the undersigned promise to pay to the order of Fleet National Bank (with any subsequent holder referred to in this note as "you") at any of your offices, the sum of Seven Hundred Fifty Thousand and 00/100. _______________________ DOLLARS ($750,000.00) with interest in accordance with the provisions below which are marked.

INTEREST RATE
I will pay interest on the unpaid principal balance of this Note as follows, but in no event will interest exceed the maximum rate permitted by law:

X FLOATING RATE. At the aggregate of the Bank's Prime Rate as the Bank announces it from time to time, plus one-half percent annum. Changes in the Bank's Price Rate as the Bank announces it from time to time are to take effect, for the purposes of the determination of interest on this Note, when made effective generally to loans by the Bank.

[ ]      FIXED RATE. At the rate of ________ percent per annum.

[ ] DISCOUNT. Interest to maturity has been deducted from the proceeds of this Note, Interest at the rate of ________ percent per annum shall be paid on any amount not paid when due hereunder until that amount and any such interest are so paid.

INTEREST PAYMENTS
I will pay interest at the above rate as follows:

X PERIODICALLY Monthly/Quarterly/__________. In arrears, with the first such payment due on the 1st day of September, 1997 and each subsequent payment due on the corresponding day of each calendar month/calendar quarter/ ____________________ thereafter.

[ ]      AT MATURITY.  At the maturity of this Note.

[ ] INTEREST INCLUDED IN REPAYMENTS. Interests included in the payment(s) to be made pursuant to the Repayment Provisions below.

REPAYMENT PROVISIONS
In addition to any interest payments to be made as indicated above, I will pay you the amount stated above as follows:


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[ ]      ON DEMAND, On demand by you.

[ ] PAYMENTS TO BE MADE UNTIL DEMAND. On demand by you, with payments of $__________ each to be made monthly unless and until such demand is made monthly unless and until such demand is made. The first such payments shall be due on the ____ day of ______ 19__ (if you have not made demand before then) and unless and until you make demand, each subsequent payment shall be due on the corresponding day of each month thereafter.

[ ]      TIME, ___________ days after the date hereof on _______________, 19__.

X INSTALLMENTS. In 36 consecutive monthly installments, of which each but the last shall be $[ * ]and the final of which shall be equal to the then unpaid principal balance of this Note plus all accrued and unpaid interest thereon. ____ first such monthly Installment shall be due on the 1st day of April, 1998 and each subsequent Installment shall be due on the corresponding day of each month thereafter, with the balance of all principal and interest due on March 1, 2001.

[ ]      * 1/36th of the principal amount outstanding on March 31, 1998.

PREPAYMENT.  I will be entitled to prepay this note as follows:

LATE CHARGES. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment provided that such late fee shall be reduced to three percent (3%) of any required principal and interest payment that is not paid within fifteen (15) days of the date it is due if Agreement is secured by a mortgage on an owner-occupied residence, 1-4 units.

APPLICATION OF PAYMENTS. Any payments you receive from me will be applied first to any accrued and unpaid interest and then to the unpaid principal balance of this Note. If any payment under this Note becomes due and payable on the day upon which your office is legally closed to business, the due date shall be extended to the next succeeding business day and interest shall be payable during such extension at the rate stated above.

EACH BORROWER AND ENDORSER LIABLE. If more than one borrower has signed below, each of us has made all of the promises contained in this Note, and we are jointly and severally liable for all obligations on this Note. If one or more endorser has signed below, each endorser agrees to all terms of this Note, including without limitation the provisions relating to Security.



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         This Note is subject to the terms, provisions and conditions set forth on the reverse side of this page. Signed as an instrument under seal on the date stated above.


BORROWER(S)

Silverstream Software, Inc.
---------------------------------
Name of Borrower


By: /s/ Craig Dynes
    -----------------------------
    Name
    Title


By:
    -----------------------------
    Name
    Title


Address: One Burlington Woods, Suite 200
         -------------------------------
         Burlington, MA  01803
         ---------------------




---------------------------------
Name of Borrower


By:
    -----------------------------
    Name
    Title


Address:
         ------------------------

         ------------------------


ENDORSER(S):

---------------------------------

---------------------------------





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